SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

IMPERIAL INDUSTRIES, INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

IMPERIAL INDUSTRIES, INC.

1259 Northwest 21st Street

Pompano Beach, Florida 33069

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 26, 2004

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the "Company") will be held at the law offices of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, on Thursday, May 26, 2004 at 10:00 A.M., for the following purposes:

1.

To elect two (2) Class III directors for a term of three (3) years;

2.

To act upon a proposal to adopt an amendment to the Company’s 1999 Employee Stock Option Plan;

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To act upon a proposal to adopt an amendment to the Company’s Directors Stock Option Plan; and

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To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items are fully discussed in the proxy statement that is attached to and made a part of this Notice of Annual Meeting. Only stockholders of record at the close of business on April 2, 2004 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

By Order of the Board of Directors

Howard L. Ehler, Jr.
Secretary

Pompano Beach, Florida

April 9, 2004

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IMPERIAL INDUSTRIES, INC.

1259 Northwest 21st Street

Pompano Beach, Florida 33069

____________________

PROXY STATEMENT

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ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2004

This Proxy Statement relates to the Annual Meeting of the stockholders (the “Annual Meeting”) of Imperial Industries, Inc., a Delaware corporation (the ACompany@) to be held at 10:00 A.M., local time, on May 26, 2004 at the law offices of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Annual Meeting on or about April 13, 2004.

Why This Proxy Statement is Being Sent

This Proxy Statement and the enclosed Proxy Card are being sent to you because the Company’s Board of Directors is soliciting proxies from stockholders to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. If you do not wish to attend the Annual Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

What is Being Voted on at the Annual Meeting

The Company’s Board of Directors is asking stockholders to vote on three matters:

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The election of two Class III directors for a term of three years;

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An amendment to the 1999 Employee Stock Option Plan; and

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An amendment to the Directors Stock Option Plan.

The Company does not currently know of any other matter that will be acted upon at the Annual Meeting.

Who may attend the Meeting

Subject to space availability, all stockholders of record on the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first come, first served basis. Registration and seating will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver=s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who May Vote

Stockholders who owned common stock at the close of business on April 2, 2004 are entitled to vote at the Annual Meeting (the “Record Date”). On the Record Date, we had issued and outstanding 9,235,434 shares of common stock. Common stock is the only issued and outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

Votes Needed for a Quorum

A majority of the shares of common stock that is issued and outstanding on the Record Date must be present or voted by proxy for a quorum at the Annual Meeting. If you return your Proxy Card or attend the Annual Meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on any or all of the matters presented at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting, all votes “for” or “against,” as well as abstentions will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or broker non-votes as “for” or “against” any proposal.

If a quorum is not present at the Annual Meeting, no official business can be conducted. However, if a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented. At any adjournment where there is a quorum, any business may be transacted that might have been transacted at the original meeting.

How You May Vote by Proxy

A proxy is a person you appoint to vote on your behalf. Because many of our stockholders are unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. In order to ensure that your vote will be recorded, you are urged to:

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Read this Proxy Statement carefully;

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Specify your choice on each matter by marking the appropriate box on the enclosed Proxy Card; and

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Sign, date and return the Proxy Card in the enclosed envelope.

By signing the Proxy Card, you will be designating S. Daniel Ponce and Howard L. Ehler, Jr. as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, if you sign and return the Proxy Card without instructions marked on it, it will be voted FOR each of the nominees for Class III director listed on the Proxy Card, FOR the amendment to the 1999 Employee Stock Option Plan and FOR the amendment to the Directors Stock Option Plan. If any other matter is validly presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. We do not currently know of any other matter that will be acted on at the Annual Meeting.

How You Can Revoke Your Proxy

You may revoke your proxy at any time prior to the Annual Meeting by doing any of the following:

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giving written notice of its revocation to the Company,

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by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

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by attending the Annual Meeting and voting in person.

Your mere presence at the Annual Meeting will not revoke the prior appointment.

Vote Required

Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting.

Election of Directors. The two nominees for director for Class III receiving the highest number of votes will be elected for the term of such directorships. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. However, it will be counted for purposes of determining whether there is a quorum.

Other Items. The adoption of the amendments to the 1999 Employee Stock Option Plan and the Directors Stock Option Plan requires the affirmative vote of a majority of the outstanding shares of common stock represented at the Annual Meeting. A properly executed proxy marked “Abstain” with respect to any such matters will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will however, be counted in determining whether there is a quorum.

Voting is Confidential

Proxy Cards, ballots and tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain of our employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

The Company Pays the Cost of Solicitation of Proxies

Your proxy is being solicited by the Board of Directors of the Company. The Company will pay all expenses associated with this proxy solicitation. Such costs include preparing, printing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card, as well as all costs of soliciting proxies. We will primarily solicit proxies by mail. However, our officers, directors and regular employees may solicit by telephone, facsimile transmission, e-mail or in person. Such officers, directors and employees would not receive additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and we will reimburse such persons, including our transfer agent, for their reasonable out-of-pocket expenses in forwarding such materials. We may retain the services of a proxy solicitation firm to solicit proxies and will pay all reasonable costs associated with such firm.

STOCK OWNERSHIP

The following table sets forth certain information as of March 31, 2004 with respect to the beneficial ownership of the Company's common stock by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned

Maureen P. Ferri 2107 Heath Lake Drive Mint Hill, NC. 28227	656,981	7.1%
Lisa M. Brock	319,006(3)	3.4%
Howard L. Ehler, Jr.	532,608(4)	5.7%
Gary J. Hasbach	310,400(5)	3.3%
S. Daniel Ponce	621,966(6)	6.7%
Milton J. Wallace	243,000(7)	2.6%
Morton L. Weinberger	259,210(8)	2.8%
All directors and officers as a group (7 persons)	2,322,308(9)	24.2%

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(1)

Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2)

The percent of class for common stockholders is based upon 9,235,434 shares of common stock outstanding and such shares of common stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).

(3)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(4)

Includes 70,000 shares of common stock issuable upon exercise of stock options.

(5)

Includes 60,000 shares of common stock issuable upon exercise of stock options.

(6)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(7)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(8)

Includes 50,000 shares of common stock issuable upon exercise of stock options.

(9)

Includes 350,000 shares of common stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Requirements

The Company's officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no director or executive officer failed to timely file such reports in 2003.

BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors is currently divided into three classes, each class having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal.

Shareholder Communications

Shareholders wishing to communicate with the Board of Directors may do so by writing to the Corporate Secretary, Imperial Industries, Inc. 1259 Northwest 21st Street, Pompano Beach, Florida 33069. The mailing envelope should contain a notation indicating that the enclosed letter is a Shareholder-Board Communication; otherwise the Corporate Secretary will make such determination in his discretion. All such letters must identify the author as a shareholder and clearly state whether the intended recipient s are all members of the Board of Directors or certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Board Attendance.

The Board of Directors conducts its business through meetings of the Board and through its committees. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the shareholders of the Company, the Board and Committees of which he or she is a member. The Board of Directors met four (4) times in fiscal 2003. Each director attended all of the Board of Directors meetings in 2003.

The Board does not have a formal policy with respect to members of the Board of Directors attendance of annual stockholder meetings. However, each Board member attended the Company’s annual shareholders meeting held in May 2003 and it is expected that all directors will attend the 2004 Annual Stockholders Meeting as well.

Committees of the Board

The Board has established a number of standing committees to assist it in the discharge of its responsibilities. The Board has standing Compensation and Stock Option and Audit Committees. The principal responsibilities of each standing committee are described below. Any action taken by a committee of the Board is reported to the Board of Directors, usually at the next Board meeting.

Compensation and Stock Option Committee: The Compensation and Stock Option Committee, composed of Ms. Brock, as Chairman, and Messrs. Ponce and Weinberger, met three (3) times in fiscal 2003. Each member attended all of the meetings. The Compensation and Stock Option Committee reviews the Company's general compensation policies and procedures; establishes salaries and benefit programs for the Chief Executive Officer and other executive officers of the Company and its subsidiaries; reviews, approves and establishes performance targets and awards under incentive compensation plans for its executive officers; and reviews and approves employment agreements. The Compensation and Stock Option Committee also administers the Company's Employee Stock Option Plan and has the authority to determine, among other things, to whom to grant options, the amount of options, the terms of options and the exercise prices thereof.

Audit Committee: The Audit Committee is presently composed of Mr. Weinberger, as Chairman and Messrs. Ponce and Wallace. The Audit Committee met two (2) times during 2003. Every member attended both meetings. The Audit Committee assists the Board of Directors in its general oversight of the Company=s financial reporting, internal controls and audit functions. Mr. Weinberger has been designated as the “audit committee financial expert” and is considered independent as that term is as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc. For further information regarding the Audit Committee, see “Report of the Audit Committee” on Page 8.

Nominations to the Board of Directors.

The Company does not maintain a Nominating Committee. The Board of Directors has determined that it is in the best interest of the Company that the entire Board takes the appropriate actions that would normally be delegated to such a committee. Accordingly, each member of the Board of Directors participates in the consideration of director nominees. The Board of Directors does not have a separate nominating committee charter. A majority of the Company’s Board of Directors is independentas that term is as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

The Board of Directors considers candidates for Board membership suggested by its members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Board of Directors in writing with whatever supporting material the shareholder considers appropriate.

Once the Board of Directors has identified a prospective nominee, the Board would make an initial determination as to whether to conduct a full evaluation of the candidate. This information is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board own knowledge of the prospective candidate. This information may be supplemented by inquires to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines that additional consideration is warranted, it may request a third party search firm to gather additional information about the prospective nominee’s background and experience and report its findings to the Board. The Committee would then evaluate the prospective nominee based on the following criteria:

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The ability of the prospective nominee to represent the interests of the shareholders of the Company, rather than any special interest or constituency;

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The prospective nominees standards of integrity, commitment and independence of thought and judgment;

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The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

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The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

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Be free from interests that are would present the appearance of being adverse to, or conflict with, the interests of the Company.

The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors and the need for Audit Committee expertise. After completing the evaluation process, the Board would determine the nominees to the Board.

Compensation Committee Interlocks and Insider Participation:

During the year ended December 31, 2003, the Compensation and Stock Option Committee consisted of Ms. Brock and Messrs. Ponce and Weinberger. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years, except Ms. Brock, who was formerly Vice President of Premix-Marbletite Manufacturing Co. and Acrocrete, Inc. until December 31, 1994. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

Directors' Compensation:

Directors who are officers or employees of the Company receive no additional compensation for their service as members of the Board of Directors. During the year ended December 31, 2003, each non-employee director received an annual retainer of $6,000, payable in quarterly installments. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company.

Non-employee directors are also eligible to receive discretionary grants of options under the Directors Stock Option Plan ("Directors Plan"). No stock options were granted to directors during 2003.

The Company has entered into separate consulting agreements with Mr. Weinberger, Ms. Brock and Mr. Wallace, respectively, to provide various management consulting services to the Company. Mr. Wallace and Ms. Brock receive monthly fees of $833. Mr. Weinberger receives a monthly fee of $2,500 based on the additional time that he spends on acquisition possibilities, including due diligence, as well as accounting issues and procedures and controls in connection with his role as Chairman of the Audit Committee. Each consulting agreement is terminable on sixty (60) days notice by either party.

The Company provides Mr. Ponce with the use of a Company car at a current cost of approximately $1,000 per month, including insurance and maintenance.

Management Matters

The are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or appointed as an executive officer. Except as otherwise stated herein, there are no family relationships between any directors, nominees for director, or executive officers of the Company. S. Daniel Ponce and Lisa M. Brock are cousins.

ELECTION OF DIRECTORS

The Board of Directors propose that the nominees described below, be elected as the Class III Directors for the terms expiring at the annual stockholders meeting in 2007 and until their respective successors are duly elected and qualified, except in the event of his earlier death, resignation or removal. Such nominees have consented to serve for the term of such Class. We have no reason to believe that the nominees will be unable or unwilling to serve, if elected. If such nominees should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election, in his stead, of such other person as the Board of Directors may recommend.

Nominees for Class III Director

Information regarding the Board's nominees for election as Class III Directors is set forth below.

Lisa M. Brock

Director since 1988

Age 45

Mrs. Brock was employed by the Company and its subsidiaries, Premix-Marbletite Manufacturing Co. and Acrocrete, Inc., as Vice President for over five (5) years until December 1994, when she retired. Mrs. Brock continues to serve as a consultant to the Company.

S. Daniel Ponce

Director since 1988

Age 55

Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over thirty (30) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P. A. During 2002, Mr. Ponce served as special counsel to United States Senator Bob Graham. Mr. Ponce is a member of the Board of Directors of the University of Florida Foundation, Inc. and serves as Chairman of its audit committee. He is also a non-practicing certified public accountant.

Directors Continuing in Office

Class I Directors. The following Class I director has a term ending at the 2005 Annual Meeting:

Howard L. Ehler, Jr.

Director since 2000

Age 60

Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Assistant Secretary of the Company for over five years.

Class II Directors. The following Class II directors have terms ending at the 2006 Annual Meeting:

Milton J. Wallace.

Director since 1999

Age 68

Mr. Wallace has been a practicing attorney in Miami for over forty (40) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P. A. He was a co-founder and Chairman of the Board of Renex Corp, a provider of dialysis services, from 1993 through February 2000, when Renex Corp. was acquired by National Nephrology Associates, Inc. Mr. Wallace was Chairman of the Board of Med/Waste, Inc., a provider of medical waste management services until February 13, 2002 when such company filed for bankruptcy under Chapter 7 of the federal Bankruptcy Code. He is a director of several private companies.

Morton L. Weinberger, CPA.

Director since 1988

Age 75

Mr. Weinberger has been a director of the Company since 1988. Mr. Weinberger, a certified publicaccountant, has been self-employed as a consultant to various professional organizations for the past sixteen (16) years. He provides consulting services for the Company. For the previous twenty-five years, he was engaged in the practice of public accounting. During such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG Peat Marwick, and thereafter BDO Seidman, both public accounting firms.

The Board of Directors recommends that the Company's stockholders vote "for" the election of the Class III nominees.

The nominees for Class III Director receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as Directors. Stockholders are not entitled to cumulate their votes for the election of the Class III directors.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

This Report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process. The Company=s Audit Committee is comprised of three non-employee members of the Company’s Board of Directors and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The complete text of the Audit Committee Charter is attached to this Proxy Statement as Annex I. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, are as reflected in the Audit Committee Charter.

All three current members of the Audit Committee are independent as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

As set forth in more detail in the Audit Charter, the Audit Committee’s primary responsibilities fall into three broad categories:

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Financial Reporting Oversight. The Audit Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company’s management, including discussions with management and the Company=s independent auditors about draft annual financial statements and other accounting and reporting matters.

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Independent Auditor Relationship. The Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as other services being provided to the Company; and determining whether such auditors are independent; and

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Internal Controls Oversight. The Audit Committee oversees management’s implementation of effective systems of internal controls, including review of policies relating to regulatory compliance, ethics and conflicts of interest.

During the year ended December 31, 2003, the Audit Committee met two (2) times. The Audit Committee schedules its meetings with a view to ensuring that it is able to devote sufficient time and attention to all of its tasks. The meetings were designed to facilitate and encourage private communications between the members of the Audit Committee, management and the Company’s independent auditors, PricewaterhouseCoopers, LLP. In addition to formal meetings of the Audit Committee, the Chairman of the Audit Committee meets regularly with the Company=s management and accounting staff to review financial reporting and internal controls, as well as with the Company’s independent auditors. The Chairman then reports to the Audit Committee on his findings. The Audit Committee reports on its activities to the full Board of Directors, usually at the next Board meeting.

The Company’s management is responsible for the preparation, presentation and integrity of the Company=s financial statements, accounting and financial reporting principles and internal controls. PricewaterhouseCoopers, LLP. is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The functions of the Audit Committee are not intended to duplicate, or to certify, the activities of management and the independent auditors. The Audit Committee provides a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee>s members in business, financial and accounting matters.

In overseeing the preparation of the Company=s consolidated financial statements, the Audit Committee met with both management and representatives of PricewaterhouseCoopers, LLP. to review and discuss all annual financial statements and quarterly operating results prior to their issuance and to discuss significant accounting issues. During fiscal 2003, Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepting accounting principles and reviewed significant accounting and disclosure issues with the Audit Committee. The Audit Committee=s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, “Communication with Audit Committees,” including the quality of the Company=s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

PricewaterhouseCoopers, LLP., also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed the independence of PricewaterhouseCoopers, LLP., including the compatibility of non-audit services provided by such firm with its independence to the Company.

In addition, the Audit Committee reviewed the effectiveness of the Company’s internal control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company=s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based upon the above described reviews and the Audit Committee’s discussions with management and PricewaterhouseCoopers, LLP., the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has not yet made a recommendation as to the independent auditors for the Company’s financial statements for the fiscal year ending December 31, 2004.

Respectfully Submitted,

Audit Committee

Morton L. Weinberger, Chairman
S. Daniel Ponce
Milton J. Wallace

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee, and the Stock Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Company’s executive compensation program is administered by the Compensation and Stock Option Committee (the “Compensation Committee”) of the Company=s Board of Directors. The Compensation Committee is comprised entirely of outside, non-employee directors, whose role is to review and approve salaries and other compensation of the executive officers of the Company. The Compensation Committee also reviews and approves various other Company compensation policies and matters and administers each of the Company=s stock option plans, including the review and approval of stock option grants to the executive officers of the Company.

Compensation Policies Applicable to Executive Officers

The primary goal of the Compensation Committee is to establish a relationship between executive compensation and the creation of shareholder value, while motivating and retaining key employees. The Company’s compensation program for executives consists of two key components:

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Cash compensation, consisting of (a) a base salary and (b) performance-based annual cash bonuses related to corporate profitability and individual accountability; and

•

Long-term incentive compensation through the periodic grant of stock options.

The Company believes that this approach best serves the interests of the Company and its stockholders. The base salary enables the Company to meet the requirements of the highly competitive industry environment, while ensuring that executive officers are compensated in a way that advances both the short and long term interests of stockholders. Cash bonuses are intended to reward executive officers for meeting or exceeding corporate performance goals, as measured by financial results and other quantitative events. Stock options and restricted stock awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s shareholders.

Base Salary

The Compensation Committee is responsible for establishing base salaries for the Company’s executive officers, as well as changes in such salaries (other than as required by contracts). The Compensation Committee considers such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contributions and experience of such officer and the length of the officer’s= service with the Company.

The Compensation Committee annually establishes an executive’s base salary, subject to any long term contractual obligations, based upon an evaluation of the executive=s level of responsibility and individual performance, considered in light of competitive pay practices.

Performance-Based Cash Compensation

The Compensation Committee believes that a significant portion of the total cash compensation for its executive officers should be based upon the Company=s achievement of specific performance criteria and the Compensation Committee’s subjective evaluation of each executive’s perceived responsibility for the Company=s performance. Cash bonuses are strictly discretionary on the part of the Compensation Committee. However, the Compensation Committee recognizes that the purpose of cash bonuses is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on overall corporate profitability.

At the beginning of each fiscal year, the Board of Directors establishes a business plan and budget for the Company which contains specific performance goals. At the end of each fiscal year, the Compensation Committee determines the propriety of awarding cash bonuses. Such determination takes into account the Company’s performance and the operating results for the year, industry trends, the impact of strategic planning and the achievement of personal performance goals of each executive. The Compensation Committee also takes into account each executive=s efforts in positioning the Company for future growth, even if initial efforts do not immediately result in a positive impact on the Company’s financial condition.

Stock Options and Restricted Stock Awards

Stock options and restricted stock awards are granted by the Company to aid in the hiring or retention of employees and to align the interests of the employees with those of the shareholders. Stock options and stock ownership directly link a portion of an employee’s compensation to the interests of shareholders by providing an incentive to maximize shareholder value. Stock options have value only if the price of the Company=s stock increases above the fair market value on the grant date and the employee remains in the Company=s employ until the stock options become exercisable.

The Company has an Employee Stock Option Plan (the “Employee Plan”) for executive officers and other employees. The Employee Plan is generally used for making grants to executive officers and other employees as part of the Company’s performance review. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility, in connection with the execution of a new employment agreement or as further incentive to such executive officers. Annual stock option grants for executives are a key element of a market competitive total compensation package. In determining the number of stock options to be granted, the Compensation Committee receives recommendations from management and then reviews the current option holdings of the executive officers; their positions and length of service with the Company and subjective criteria on performance. It then determines the number of options to be granted based upon the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Using these guidelines, the Compensation Committee granted options in 2002 to two of its executive officers. Stock options under the Employee Plan are granted at a price equal to the fair market value of the common stock on the date of grant.

Chief Executive Officer Compensation

The Company does not have a designated Chief Executive Officer. However, the similar functions have been designated the responsibility of Howard L. Ehler, Jr., who serves as Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer. The Compensation Committee=s basis for compensation of Mr. Ehler is based on the philosophy discussed above. In recognition of his service and commitment to the past and future success of the Company and to secure his services for the future, the Company entered into an employment agreement in 1993, which automatically renews each year unless either party gives written non-renewal within a specified time set forth in the employment agreement. Mr. Ehler=s base salary for calendar year 2003 was $155,000 and has been increased to $160,000 for fiscal year 2004. The employment agreement provides for minimum annual increases reflecting changes in the cost of living. However, the Compensation Committee has the flexibility to increase base salary in excess of the minimum amount stated in the employment agreement, if warranted.

In establishing Mr. Ehler=s base salary for 2003, the Compensation Committee reviewed salaries of chief executive officers of comparable companies within its industry, as well as other industries, and Mr. Ehler’s responsibilities within the Company. Factors taken into consideration included a subjective evaluation of Mr. Ehler’s performance, changes in the cost of living, competitors’ size and performance and the Company’s achievements.

Mr. Ehler’s employment agreement provides for the right to earn annual cash bonuses determined in the sole discretion of the Company’s Board of Directors. Such bonus awards are based upon incentive bonus criteria established by the Compensation Committee in each fiscal year in its discretion. Mr. Ehler received a cash bonus for 2003 in the amount of $40,000.

The Company did not grant any stock options to Mr. Ehler during 2003.

Executive Severance Packages

In response to the increase in merger and acquisition activities in recent years within the industry and to provide the Company=s principal executive officer with further incentive to remain with the Company, the Compensation Committee in 1993 granted Mr. Ehler an executive severance package protecting him in the event of change of control of the Company. The severance package is contained in Mr. Ehler=s employment agreement. The severance package for Mr. Ehler is described in “Summary Compensation” below. the severance package is reviewed annually to determine if it is in the best interest of the Company to make any modifications. The Compensation Committee determined the severance package is fair to the Company and Mr. Ehler.

Impact of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company’s Chief Executive Officer and the four (4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company’s executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 2003.

Respectfully submitted,

Compensation Committee

Lisa M. Brock, Chairman
S. Daniel Ponce
Morton L. Weinberger

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned by, and paid to, the Company's Chief Executive Officer and each other executive officer for the three fiscal years in the period ended December 31, 2003 whose total annual salary and bonus was in excess of $100,000 for any such periods (the "Named Executive Officers").

Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus(2)	Other Annual Compensation(3)		Restricted Stock Awards	Securities Underlying Options(#)(4)

Howard L. Ehler, Jr. Executive Vice President, Principal Executive Officer and CFO	2003 2002 2001	$155,000 155,000 150,000	$40,000 32,500 30,000	$	— — —	— — —	— 20,000 20,000

Gary Hasbach President of Premix, Acrocrete and Just-Rite	2003 2002 2001	145,000 145,000 140,000	30,000 22,500 20,000		— — 15,000	— — —	— 20,000 20,000

———————

(1)

None of the named individuals above have received personal benefits or perquisites that exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in the above table.

(2)

Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(3)

Mr. Hasbach=s Other Annual Compensation in 2001 represents relocation expenses provided by the Company.

(4)

Stock options are granted under the terms and provisions of the 1999 Employee Stock Option Plan

Options Granted in Last Fiscal Year

The Company did not grant any stock options to any of the Named Executive Officers for the year ended December 31, 2003.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year End Option Values

The following table sets forth certain aggregated option information for each Named Executive Officer in the Summary Compensation Table for the year ended December 31, 2003:

	Number of Securities Underlying Unexercised Options(#)		Value of Unexercised In-The-Money Options(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Howard L. Ehler, Jr.	70,000	—	4,400	—

Gary Hasbach	60,000	—	4,400	—

No options were exercised by the Named Executive Officers during the year ended December 31, 2003.

———————

(1)

The option exercise prices range from $0.20 to $0.57 per share. At December 31, 2003, the fair market value of the Company’s common stock was $0.32 per share, the average of the closing bid and asked price of the common stock as reported on the OTC Bulletin Board.

Employment Agreements

The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. Mr. Ehler serves as the Company’s Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer at a current base salary of $160,000. Mr. Ehler’s employment agreement provides for automatic renewal for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party's intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Mr. Ehler receives the use of a company car, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon targets formulated by the Compensation Committee.

Prior to a Change in Control (as defined in Mr. Ehler’s employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler's base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates the Executive without cause after a Change of Control.

Stock Option Plans

The Company has two stock option plans, the 1999 Employee Stock Option Plan and the Director's Stock Option Plan (collectively, the "1999 Plans"). The 1999 Plans provide for options to be granted at generally no less than the fair market value of the Company's stock at the grant date. The 1999 Plans are administered by the Company's Compensation and Stock Option Committee. Options granted under the 1999 Plans have a term up to 10 years and are exercisable six months from the grant date. A total of 600,000 and 200,000 shares are presently reserved for issuance under the Employee and Director Plans. The Company has proposed amendments to the 1999 Plans increasing the shares reserved for issuance to 900,000 and 400,000 shares under the Employee and Director Plans, respectively. See “Proposal to Amend the 1999 Employee Stock Option Plan” and “Proposal to Amend the Directors Stock Option Plan” below.

As of December 31, 2003, there were outstanding options to purchase 390,000 and 200,000 shares under the Employee and Director Plans, respectively. The exercise prices for the outstanding options range from $.20 to $.57 per share. All options expire five (5) years from the date of grant and are fully vested.

EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (1)	590,000	$0.32	210,000
Total	590,000	$0.32	210,000

—————————

(1)

These plans are the Company=s Director's Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the "1999 Plans").

PROPOSAL TO AMEND THE 1999 EMPLOYEE STOCK OPTION PLAN

On March 17, 2004, the Board of Directors adopted an amendment (the “Employee Plan Amendment") to the Company's 1999 Employee Stock Option Plan (the “Employee Plan”). The Employee Plan Amendment must be approved by holders of a majority of the Company's outstanding shares of common stock present at the Annual Meeting.

The Employee Plan Amendment increases from 600,000 to 900,000 the authorized shares of common stock reserved under the Employee Plan. As of March 17, 2004, options to purchase 390,000 shares of common stock were outstanding under the Employee Plan. The increase in the number of reserved shares will allow the Company to grant additional options pursuant to the Employee Plan. The Compensation and Stock Option Committee believes that there is a continuing need, and that it is in the best interests of the Company and its stockholders, to make stock related awards to officers and other employees so that the Company will be able to attract and retain highly qualified individuals.

All other terms and conditions of the Employee Plan will remain the same. A summary of the terms and conditions of the Employee Plan is set forth in the Proxy Statement under the caption - "COMPENSATION - Stock Option Plans."

The Board of Directors recommends that the Company's stockholders vote "FOR" the Amendment to the Employee Plan.

The adoption of the Employee Plan Amendment requires the affirmative vote of not less than a majority of the outstanding shares of common stock represented at the Annual Meeting. The Employee Plan Amendment would be effective immediately upon approval by the Stockholders. The effect of an “abstention” or a “broker non-vote” is the same as a vote “Against” the proposal.

PROPOSAL TO AMEND THE DIRECTORS STOCK OPTION PLAN

On March 17, 2004, the Board of Directors adopted an amendment (the “Directors Plan Amendment") to the Company's Directors Stock Option Plan (the “Director Plan”). The Directors Plan Amendment must be approved by holders of a majority of the Company's outstanding shares of common stock present at the Annual Meeting.

The Directors Plan Amendment increases from 200,000 to 400,000 the authorized shares of Common Stock reserved under the Directors Plan. As of March 17, 2004, options to purchase 200,000 shares of common stock were outstanding under the Directors Plan. The increase in the number of reserved shares will allow the Company to grant additional options pursuant to the Directors Plan. The Company’s Board of Directors believes that there is a continuing need, and that it is in the best interests of the Company and its stockholders, to make stock related awards to directors so that the Company will be able to attract and retain highly qualified individuals to serve as directors.

All other terms and conditions of the Directors Plan will remain the same. A summary of the terms and conditions of the Directors Plan is set forth in the Proxy Statement under the caption - "COMPENSATION - Stock Option Plans."

The Board of Directors recommends that the Company's stockholders vote "FOR" the Amendment to the Directors Plan.

The adoption of the Directors Plan Amendment requires the affirmative vote of not less than a majority of the outstanding shares of common stock represented at the Annual Meeting. The Directors Plan Amendment would be effective immediately upon approval by the Stockholders. The effect of an “abstention” or a “broker non-vote” is the same as a vote “Against” the proposal.

CERTAIN TRANSACTIONS

The law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. of which Mr. Ponce, the Company's Chairman of the Board, and Mr. Wallace, a Director, are stockholders, served as general counsel to the Company. The law firm received $193,000 in 2003 for legal services rendered to the Company and its subsidiaries. Such fees were primarily for services rendered by members and associates of the law firm other than Messrs. Ponce and Wallace.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return of the Company=s common stock from January 1, 1999 to December 31, 2003 with (a) the Russell 2000 Stock Index; and (b) a Peer Group Index. The graph assumes that $100 was invested on January 1, 1998 in the Company=s common stock, the Russell 2000 Stock Index and the Peer Group Index and that all dividends were reinvested. The Peer Group Index on the graph includes the common stock of forty-eight (48) publicly traded companies in the building materials industry.

	1998	1999	2000	2001	2002	2003
Imperial Industries	100.00	155.00	95.00	45.00	37.50	80.00
Peer Index	100.00	85.56	87.34	95.50	92.70	125.54
Russell 2000 Index	100.00	119.59	114.43	115.60	90.65	131.78

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers, LLP has served as the Company's independent auditors for the years ended December 31, 2001, 2002 and 2003. Although the Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2004, it is expected that PricewaterhouseCoopers, LLP will be retained by the Company for such audit. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.

The following table presents fees for professional services rendered by PricewaterhouseCoopers, LLP for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2002 and 2003 and fees billed for audit related services, tax services and all other services rendered by PricewaterhouseCoopers, LLP for such fiscal years

	Fees
	2003	2002

Audit fees(1)	$84,850	$84,550
Audit Related Fees(2)	—
Tax Fees(3)	10,250	15,250
All other Services	—	—

———————

(1)

Includes professional services for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings, services that are normally provided by the Company’s independent auditor in connection with statutory and regulatory filings or engagements and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

(2)

Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions and consultation regarding generally accepted accounting principles.

(3)

Includes fees associated with tax compliance, tax advice and domestic tax planning. This category includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements.

The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent auditor. The Audit Committee may either pre-approve such services based on the amount of fees associated with such services without consideration of specific case-by-case services ("general approval") or pre-approve specific services ("specific pre-approval"). Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the services enhance the Company's ability to manage or control risks and improve audit quality.

The Audit Committee has considered whether the provision of non-audit services to the Company by PricewaterhouseCoopers LLP was compatible with maintaining the independence of PricewaterhouseCoopers LLP. Additional information concerning the Audit Committee and its activities with PricewaterhouseCoopers, LLP. can be found in the sections of the proxy statement: “Board Committees and Meetings,” “Report of the Audit Committee” and the Appendix.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of its employees, officers and directors, including the Principal Executive Officer and Chief Financial Officer. The code of ethics, which is included as part of the Imperial Industries, Inc. Code of Business Conduct, is posted on the Company’s website, www.imperialindustries.com. The Company intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding an amendment to or waiver from application of the code of ethics provisions of the Code of Business Conduct that applies to the Principal Executive Officer or the Chief Financial Officer by posting such information on its website www.imperialindustries.com.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Stockholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2005 annual meeting must be received by the Company no later than January 25, 2005 for inclusion in the Company's proxy statement related to the 2005 annual meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring valid business before the meeting.

ANNUAL REPORT

A copy of the Company's 2003 Annual Report, including audited financial statements as of December 31, 2001, 2002 and 2003 and for each of the three (3) years in the period ending December 31, 2003 are being mailed to all stockholders. Copies of the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2003 as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 1259 Northwest 21st Street, Pompano Beach, Florida 33069.

ANNEX I

IMPERIAL INDUSTRIES, INC.

Audit Committee Charter

The IMPERIAL INDUSTRIES, INC. (the “Company”) Audit Committee (the "Audit Committee") shall be comprised of at least two members of the Company’s Board of Directors. A majority of the members of the Audit Committee shall be independent directors as that term is defined by the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”). An independent director may not be an officer of the Company and must be otherwise free of any relationship that could influence his or her judgment as an Audit Committee member in the reasonable judgment of the Board of Directors. Further, an independent director should not be associated with a major vendor to, or customer of, the Company if, in the opinion of the Board of Directors, such association would impair independence. When there is some doubt about independence, as when a member of the Audit Committee has a short-term consulting contract with a major customer, the Audit Committee member should recuse himself or herself from any decisions that might be influenced by that relationship.

The principal duties of the Audit Committee are to monitor the preparation of quarterly and annual financial reports and statements; to recommend the appointment of independent auditors; meet with the Company's independent auditors to review the arrangements for, and scope of, the audit by the independent auditors and the fees related to such work; review the independence of the independent auditors; consider the adequacy of the Company=s system of internal accounting controls; review and monitor the Company's policies regarding conflicts of interest; and provide a report to be included in the Company=s proxy statement for the annual meeting of shareholders regarding the responsibilities of the Audit Committee.

In addition, the Audit Committee may review and evaluate equity and debt financings of the Company and address its findings and recommendations to the full Board of Directors or such committee of the Board of Directors as may be warranted.

Authority of the Audit Committee

The Company’s management bears primary responsibility for the Company’s financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Audit Committee’s responsibilities and related key processes are described in this charter. The Audit Committee generally has the authority and is charged with the following:

1)

To provide open avenues of communication between the Board of Directors and the independent accounting firm selected to audit the Company=s financial statements.

2)

To conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee is authorized to retain independent counsel, accountants, or others it needs to assist in an investigation.

3)

To meet as frequently as necessary in the reasonable judgment of the Audit Committee Chairman. The Audit Committee Chairman has the power to call an Audit Committee meeting whenever he or she thinks there is a need. Audit Committee members may attend meetings by teleconference. The Audit Committee may ask members of management or others to attend meetings and is authorized to receive all pertinent information from management.

Responsibilities for Engaging Independent Accountants

The independent accounting firm engaged to handle the audit of the Company’s financial statements are responsible primarily to the Board and the Audit Committee. In carrying out the Audit Committee=s responsibilities, the Audit Committee shall:

1)

Recommend the appointment or removal of independent accountants for Company audits. The Audit Committee's recommendation is subject to approval by the full Board of Directors and shareholders of the Company, if necessary.

2)

Review and set any fees paid to the independent accountants.

3)

Consider, in consultation with the independent accountants, the audit scope and procedural plans made by such independent accountants.

4)

Review issues with management and the independent accountants if either thinks there might be a need to engage additional auditors. The Audit Committee will decide whether to engage an additional firm, and if so, which one.

5)

Review the independence of the independent accountants, including review of the formal written statement to be provided annually from such independent accountants delineating all relationships between the Company and the independent accountants consistent with Independence Standards Board Standard No. 1.

6)

Review with the independent accountants the extent of non-audit services provided by such firm and related fees that may impact such independent accountants’ independence from the Company.

Responsibilities for Financial Reporting

The Audit Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports. In carrying out such responsibilities, the Audit Committee shall:

1)

Review with management and/or the independent accountant significant risks and exposures brought to its attention and will assess management's steps to minimize them.

2)

Review the accounting and reporting treatment of significant transactions outside the Company=s normal operations.

3)

Review with management and the independent accountants significant changes to the Company=s accounting principles or their application as reflected in the financial reports.

4)

Review the following with management and the independent accountants:

a)

Drafts of the Company's annual financial statements and related footnotes.

b)

The independent accountants' audit report on the financial statements.

c)

The independent accountants' qualitative judgments of accounting principles and financial disclosures.

d)

Any serious difficulties or disputes with management encountered during the course of the audit.

5)

Review the Company’s quarterly financial results and discuss their appropriateness with management and the Company=s independent accountants, as necessary.

The Audit Committee may ask the Chief Financial Officer or other members of management to be absent during selected discussions.

Internal Controls

The Audit Committee shall have responsibility for overseeing that management has implemented an effective system of internal controls that helps promote the reliability of financial and operating information and compliance with applicable laws, regulations and policies, including those related to ethics and conflicts of interest. In carrying out these responsibilities, the Audit Committee shall:

1)

Inquire of management, management auditors and the Company’s independent accountants, concerning any deficiencies in the Company=s policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective action.

2)

Review significant findings and recommendations by the independent accountants contained in such accounting firm=s annual letter to management.

3)

Review management=s responses to the independent accountants’ management letter.

4)

Review the Company’s policies and practices related to compliance with laws, ethical conduct and conflicts of interest.

5)

Review significant cases of conflicts of interest, misconduct and fraud.

6)

Review, as appropriate, material litigation involving the Company.

Periodic Responsibilities

In addition to the responsibilities outlined above, the Company shall:

1)

Prepare the Audit Committee’s annual report for inclusion in the Company’s proxy statement.

2)

Review and update the Audit Committee's charter when appropriate.

3)

Review the annual budget prepared by management and make recommendations as indicated to management and the Board of Directors.

4)

Review legal and regulatory matters that may have a material effect on the Company's financial statements.

5)

Meet with the independent accountants and management in separate executive sessions to discuss any matters the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

IMPERIAL INDUSTRIES, INC.

PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004

The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the law offices of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P. A., 1111 Brickell Avenue, Suite 2150, Miami, Florida, at 10:00 A.M., local time, on May 26, 2004, and any and all adjournments thereof, in the manner specified below:

1.

Election of Class III Directors

Nominees:

S. Daniel Ponce

Lisa Brock

☐

For the nominees listed above

☐

Withhold authority to vote for the following nominee:

2.

Proposal to Amend the 1999 Employee Stock Option Plan

☐	For	☐	Against	☐	Abstain

3.

Proposal to Amend the Directors Stock Option Plan

☐	For	☐	Against	☐	Abstain

(continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR CLASS III DIRECTOR AND FOR EACH PROPOSAL AS DESCRIBED OIN THE PROXY STATEMENT. Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

Dated:	, 2004

Signature

Signature

Please sign the Proxy exactly as name appears.When

shares are held by joint tenants, both should sign.

Executors, administrators, trustees or otherwise signing

in a representative capacity should indicate the

capacity in which signed.

PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.